UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

The Beachbody Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39735	85-3222090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd Suite 400
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 883-9000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BODY	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock at an exercise price of $11.50	BODY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08.	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01.	Other Events.

The Board of Directors (the “Board”) of The Beachbody Company, Inc. (the “Company”) has established November 20, 2023 as the date of the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). All other relevant information concerning the 2023 Annual Meeting will be included in the Company’s 2023 Annual Meeting proxy statement, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) and become available to the Company’s stockholders at a later date.

Stockholders who wish to present a proposal in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) for inclusion in the proxy materials to be distributed in connection with the 2023 Annual Meeting (the “Proxy Materials”), must submit their proposals or provide notice of such proposals, as applicable, in writing to the Company’s Corporate Secretary by no later than September 30, 2023, which the Company believes is a reasonable time before it begins to print and send the Proxy Materials.

In addition, pursuant to the Amended and Restated Bylaws of the Company, in order for any business (including director nomination proposals) to be properly brought before the 2023 Annual Meeting by a stockholder (other than by means of inclusion of a stockholder proposal in the Proxy Materials under Rule 14a-8 of the Exchange Act), such stockholder must have delivered notice thereof in proper written form to the Company’s Corporate Secretary prior to September 30, 2023, and such business must otherwise be a proper matter for stockholder action.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

Proposals and notices must comply with the specific requirements set forth in the Company’s bylaws and applicable law and must be sent to the Company’s Corporate Secretary at its principal executive offices at 400 Continental Blvd., Suite 400, El Segundo, California 90245.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Beachbody Company, Inc.

Date: September 20, 2023	By:	/s/ Kush Desai
Kush Desai EVP, Deputy General Counsel and Assistant Corporate Secretary